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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         July 31, 1997
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Garden State Newspapers, Inc.
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(Exact name of registrant as specified in its charter)



Delaware                                                              22-2675173
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(State or other jurisdiction              (Commission              (IRS Employer
of incorporation)                         File Number)       Identification No.)



1560 Broadway, Suite 1450, Denver, CO                                      80202
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code           (303) 837-0886
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                                   No Change
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        (Former name or former address, if changed since last report.)


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Item 2.    Acquisition or Disposition of Assets

On July 31, 1997, Garden State Newspapers, Inc. (the "Registrant"), acquired from Lowell Sun Publishing Company and Lowell Sun Realty Company substantially all the assets used in the publication of The Sun and The Sunday Sun, a daily newspaper distributed primarily in Lowell, Massachusetts, for approximately $49.0 million in cash plus covenants not to compete with a discounted value of $11.8 million. The daily newspapers combined had daily and Sunday circulation of approximately 52,000 and 56,000 at March 31, 1997, the most recent date for which such data is published.

The descriptions of the purchase transaction set forth herein are qualified in their entirety by the provisions of the purchase agreement, which is attached hereto as an exhibit.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)        Financial Statements of Businesses Acquired

           Due to the size of the acquisition, audited financial statements are not required.


(b)        Unaudited Pro Forma Financial Information

           Because it is impracticable at this time to file the pro forma financial information required under this Item, the required information will be filed at the earliest practicable date and, in any event, no later than October 14, 1997.

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(c)        Exhibits

           Item No.                    Description
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           2.1        Asset Purchase Agreement by and among Lowell Sun
                      Publishing Company and Lowell Sun Realty Company, Seller, and Garden State Newspapers, Inc., Purchaser, and John H. Costello, Jr., Alexander S. Costello, Thomas F. Costello, Andrew G. Costello, Charlotte E. LaPierre and Dana Biadi, Guarantors, relating to The Sun and The Sunday Sun, dated June 25, 1997.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GARDEN STATE NEWSPAPERS, INC.



Date:  August 12, 1997                  By: /s/ Joseph J. Lodovic, IV
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                                               Joseph J. Lodovic, IV
                                               Executive Vice President,
                                               Chief Financial Officer

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